Exhibit 99.1

Yerbaé Expands Distribution with Four New Partnerships, Creating Synergies with Safety Shot’s Operations

SCOTTSDALE, Ariz., January 10, 2025 — Yerbaé Brands Corp. (TSX-V: YERB.U; OTCQX: YERBF) (“Yerbaé” or the “Company”), a plant-based functional beverage company, announced today new partnerships with Carlson Distributing, Bison Beverage, George’s Distributing, and Craig Stein Beverage to service Smith’s Food & Drug locations across the western United States. Smith’s Food & Drug, a regional grocery chain with locations in Utah, Nevada, New Mexico, Arizona, Montana, Idaho, and Wyoming, is a subsidiary of Kroger, the largest grocery chain in North America. Through these new distribution agreements, Yerbae will be available in more than 100 Smith’s locations across the region. This expansion aligns with the strategic growth plans of Safety Shot, Inc. (Nasdaq: SHOT), which has agreed to acquire Yerbaé.

Carlson Distributing will cover Utah, Bison Beverage will serve Wyoming, George’s Distributing will manage Montana, and Craig Stein Beverage will handle Boise, Idaho. Together, these distributors will ensure Yerbae’s availability in more than 100 Smith’s stores.

“Partnering with Carlson, Bison, George’s, and Craign Stein is an exciting step in our mission to provide more consumers with Yerbaé’s refreshing and energizing beverages,” said Todd Gibson, CEO and Co-Founder of Yerbaé. “We’re thrilled to expand our footprint and make Yerbaé available to even more consumers throughout these 7 states.”

The new distributors will deliver Yerbaé’s latest 12oz functional beverage line, including Mango Passionfruit, Watermelon Strawberry, Black Cherry Pineapple, Raspberry Sorbet, and Peachy Mimosa Twist.

This expansion strengthens Yerbaé’s position in the west coast, where demand for healthier and functional beverage options continues to grow.

Expanding Distribution Network Creates Synergies for Safety Shot

Yerbaé’s retail success is supported by a growing distribution network. Over 1,000 new brands enter the market each year seeking retail distribution and distributor alignments. Yerbaé’s growth within these distributors marks significant strides in chain driven retail business like Smith’s, but also positions the company strategically across multiple new regional account locations and independent retailers. Within this segment of business, distribution is complemented with field sales and merchandising support, effectively building financial strength in incremental case deliveries, sales and management of retail stock positioning.

These new partnerships are expected to create synergies for Safety Shot by providing access to an expanded distribution network and new opportunities for collaboration. Safety Shot may explore leveraging these relationships to introduce its innovative wellness products to a wider audience and potentially collaborate with these distributors on joint marketing and sales initiatives. for both brands through streamlined logistics and distribution.

Yerbaé Brands Corp.

Founded in 2017 by Todd Gibson and Karrie Gibson, Yerbaé Brands Corp., (TSX-V: YERB.U; OTCQX: YERBF) is disrupting the functional beverage marketplace with great tasting, zero sugar, zero calorie beverages, while using plant-based ingredients that are designed to meet the needs of the wellness forward consumer. Harnessing the power of nature, Yerbaé’s key ingredient (yerba mate, a South American herb) is known to produce 196 different vitamins, minerals and nutrients as well as caffeine.

By combining yerba mate with its premium ingredients and flavors, Yerbaé provides consumers with a no compromise functional beverage solution. All Yerbaé beverages are zero calorie, zero sugar, non-GMO, and gluten free.

Find us @DrinkYerbaé on Instagram, Facebook, Twitter and TikTok, or online at https://yerbae.com.

Contact Information:

For investors, investors@yerbae.com or 480.471.8391

To reach CEO Todd Gibson, todd@yerbae.com or 480.471.8391

About Safety Shot, Inc.

Safety Shot, Inc., a wellness and dietary supplement company, has developed Safety Shot, the first patented wellness product on Earth that lowers blood alcohol content by supporting its metabolism, while boosting clarity, energy, and overall mood. Safety Shot is available for purchase online at www.sureshot.com, www.walmart.com and Amazon. The Company is introducing business-to-business sales of Sure Shot to distributors, retailers, restaurants, and bars throughout 2025.

Investor Relations

Medon Michaelides

Phone: 561-244-7100

Email: investors@drinksafetyshot.com

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between SHOT and Yerbaé. All statements other than statements of historical facts contained in this press release, including statements regarding Pubco’s, SHOT’ or Yerbaé’s future results of operations and financial position, Pubco’s, SHOT’ and Yerbaé’s business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of Pubco, SHOT and Yerbaé, and the expected value of the combined company after the transactions, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed business combination: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SHOT’ securities; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the inability to complete the transactions contemplated by the definitive agreement, including due to failure to obtain approval of the shareholders of SHOT or other conditions to closing in the definitive agreement; the inability to obtain or maintain the listing of SHOT ordinary shares on Nasdaq following the business combination; the risk that the transactions contemplated by the business combination disrupt current plans and operations of SHOT as a result of the announcement and consummation of these transactions; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that Yerbaé or SHOT may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties to be identified in the Registration Statement and accompanying proxy statement/prospectus (when available) relating to the transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by SHOT. Moreover, Yerbaé and SHOT operate in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Yerbaé’s and SHOT’ control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. None of Yerbaé or SHOT gives any assurance that either Yerbaé or SHOT will achieve its expectations. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, Yerbaé and SHOT assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.